SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2005

                             PROVIDENT BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-25233                  80-0091851
-----------------------------     --------------------        ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                        10901
-----------------------------------------                        -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operations and Financial Condition

         On January 21, 2005, the Company issued a press release regarding its earnings for the fiscal quarter ended December 31, 2004. The press release is included as Exhibit 99.1 to this report. On January 24, 2005, the Company issued a press release correcting a typographical error in its earnings release dated January 21, 2005. The press release is included as Exhibit 99.2 to this report.

Item 9.01.        Financial Statements and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                PROVIDENT BANCORP, INC.



DATE: January 24, 2005                      By: /s/ Paul A. Maisch
                                                --------------------------------
                                                Paul A. Maisch
                                                Senior Vice President and Chief
                                                Financial Officer





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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99.1               Press Release of Provident Bancorp, Inc. Dated
                               January 21, 2005

            99.2               Press Release of Provident Bancorp, Inc. Dated
                               January 24, 2005